UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19989	72-1211572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

98 San Jacinto Blvd., Suite 220
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2005, Stratus Properties Inc. entered into a Loan Agreement (“Loan Agreement”) by and among (1) Stratus Properties Operating Co., L.P., Circle C Land, L.P., Austin 290 Properties, Inc., Calera Court, L.P., all of which are wholly owned subsidiaries of the Company and (2) Comerica Bank (“Comerica”). The Loan Agreement replaces and supersedes our existing $30 million revolving credit facility with Comerica.

The Loan Agreement provides for a $45 million revolving credit facility, the entire amount of which is available to fund our working capital needs. The Loan Agreement expires and is repayable in full on May 30, 2007.

The Loan Agreement contains customary financial covenants and other restrictions. We are required, with some exceptions, to make certain prepayments as further described in the Loan Agreement. Amounts borrowed under the Loan Agreement bear interest, at our option, at an annual rate of either the base rate plus 0.5% with a minimum interest rate of 5.0% or the LIBOR rate plus 2.5% with a minimum interest rate of 5%. Repayments under the Loan Agreement can be accelerated by Comerica upon the occurrence of certain customary events of default.

Our obligations under the Loan Agreement are secured by substantially all of our assets, except for Escarpment Village, 7000 West, Deerfield, and the Meridian project.

A copy of the Loan Agreement and the Revolving Promissory Note are attached hereto as Exhibits 10.1 and 10.2.

Item 1.02. Termination of a Material Definitive Agreement.

See Item 1.01 which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ John E. Baker
----------------------------------------
John E. Baker
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)
Date: October 5, 2005

Stratus Properties Inc.
Exhibit Index

Exhibit
Number

10.1
Loan Agreement by and between Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land, L.P., Austin 290 Properties, Inc., Calera Court, L.P., and Comerica Bank dated as of September 30, 2005.

10.2
Revolving Promissory Note by and between Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land, L.P., Austin 290 Properties, Inc., Calera Court, L.P., and Comerica Bank dated as of September 30, 2005.